SUPPLEMENT DATED MAY 17, 2013 TO THE

STERLING CAPITAL EQUITY INDEX FUND CLASS A, CLASS B AND CLASS C

SHARES PROSPECTUS, INSTITUTIONAL SHARES PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 1, 2013, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Equity Index Fund Class A, Class B and Class C Shares Prospectus, Institutional Shares Prospectus and Statement of Additional Information, each dated May 1, 2013, as amended:

Sterling Capital Equity Index Fund

The Board of Trustees of Sterling Capital Funds (the “Trust”) has approved the liquidation and termination of the Sterling Capital Equity Index Fund (the “Fund”). Accordingly, the assets of the Fund will be liquidated on June 28, 2013. After paying in full all known or reasonably ascertainable liabilities of the Fund, including without limitation all charges, taxes and expenses of the Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund, the Fund will distribute to its shareholders their pro rata share of the proceeds. Proceeds of the liquidation are expected to be distributed to shareholders of the Fund in a complete redemption of their shares on or about June 28, 2013 in the manner set forth below.

A shareholder letter will be sent to existing shareholders who hold their shares directly with the Fund, setting forth the various options and instructions with respect to the liquidation and the distribution of each shareholder’s liquidation proceeds. Any direct shareholder may elect to have liquidation proceeds sent to them via check. Shareholders may also elect to exchange their Fund shares at no cost into the same class of shares of any other fund in the Sterling Capital Funds’ complex. In the event a shareholder elects to invest in a Sterling Capital Fund with a front-end sales charge, that charge will be waived; however, subsequent investments will be subject to the sales charge. IRA shareholders who do not provide instructions to the Trust on where to send the liquidation proceeds by June 24, 2013, will have their liquidation proceeds automatically placed into the Sterling Capital Deposit Account (“SCDA”) until they elect to withdraw their liquidation proceeds or exchange their liquidation proceeds into another fund in the Sterling Capital Funds’ complex (subject to the exchange conditions described above). The SCDA is an interest-bearing account offered through an arrangement with Branch Banking and Trust Company and is not a mutual fund. Each SCDA depositor is federally insured by the Federal Deposit Insurance Corporation (“FDIC”) subject to FDIC limits and conditions. Please call 1-800-228-1872 or visit www.sterlingcapitalfunds.com for more information about the SCDA. If you are holding your shares in the Fund through a financial intermediary, please contact your financial representative to discuss your options.

Before completing the liquidation, the Fund intends to distribute any accumulated net realized capital gains and net investment income to shareholders of the Fund; these distributions will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). Shareholders that hold shares in a taxable account will generally be taxed on receipt of liquidation proceeds in the same manner as on the sale or redemption of their shares.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

EI-SUPP-0513